UNITED STATES
                     SECURITIES AND EXCHANGE COMMISSION
                           Washington, D.C. 20549
                                  Form 8-K


                               CURRENT REPORT


                   Pursuant to Section 13 or 15(d) of the
                       Securities Exchange Act of 1934


      Date of Report (Date of Earliest Event Reported) May 15, 2001



                       EMPEROR PENGUIN, INC.
           (Exact Name of Registrant as Specified in its Charter)


New York                                               11-3560804
(State of other jurisdiction of                      (I.R.S. Employer
incorporation or organization)                       Identification Number)


585 Stewart Avenue, LL60
Garden City, New York						11530
 (Address of principal executive offices)            (Zip Code)


Registrant's telephone number, including area code:  (516) 683-4727


   ---------------------------------------------------------------------
         (Former name or former address, if changed since last report)

ITEM 1.   CHANGES IN CONTROL OF REGISTRANT

     Not applicable.

ITEM 2.   ACQUISITION OR DISPOSITION OF ASSETS

     Not applicable.

ITEM 3.   BANKRUPTCY OR RECEIVERSHIP

	Not applicable.

ITEM 4.   CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT

	Not applicable.

ITEM 5.   OTHER EVENTS

	On May 11, 2001, Emperor Penguin, (the "Company") filed a Current Report on
Form 8-K to report its acquisition on April 27, 2001 of RBJ, INC.



ITEM 6.   RESIGNATIONS OF DIRECTORS AND EXECUTIVE OFFICERS

     John Tuohy, President, Secretary, and Director and Joseph Cicarelli, Vice President Treasurer and Director resigned their respective positions on April 27, 2001, the day the Certificate of Merger was filed with the New York Division of Corporations and State Records.

ITEM 7.   FINANCIAL STATEMENTS

Finincials statements are filed herein as Exhibit 99.3

ITEM 8.   CHANGE IN FISCAL YEAR

Not applicable.


EXHIBITS

(a)      Financial Statements of Businesses Acquired

         Included herein as Exhibit 99.3 are the Audited Financial Statements of RBJ, Inc. and Subsidiaries for the period of May 26, 2001 to May 31, 2001.

(c)      Exhibits

2.1 Agreement and Plan of Merger, dated as of January 1, 2001, between Emperor Penguin and RBJ, Inc. (incorporated by reference to Exhibit 2.1 to the Company's Current Report on Form 8-K filed May 11, 2001)


2.2 Certificate of Amendment of the Articles of Incorporation



23       Consent of Thomas Bauman, CPA



                                 SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Current Report on Form 8-K/A to be signed on its behalf by the undersigned hereunto duly authorized.



                                             SPEED OF THOUGHT TRADING CORP.

                                             By /s/ Chris Nigohossian
                                             Chris Nigohossian, President

Date: September 1, 2001

Exhibit 99.3
RBJ, INC.
INDEX TO FINANCIAL STATEMENTS
MAY 31, 2001

PAGE

ACCOUNTANT'S REPORT	I

FINANCIAL STATEMENTS

Balance Sheet - May 31, 2001	2

Statement of Operations and Accumulated Deficit
During the Development Stage	3

Statement of Changes in Stockholders' Equity	4

Statement of Cash Flows	5

Notes to Financial Statements	6-10

THOMAS BAUMAN
CERTIFIED PUBLIC ACCOUNTANT
4 SCHAEFFER STREET
HUNTINGTON STATION, NY 11746
Telephone (631) 427-4789 Fax (631) 424-3649



To the Board of Directors and Stockholders
RBJ, Inc.
Garden City, New York

INDEPENDENT AUDITOR'S REPORT

I have audited the accompanying balance sheet of RBJ, Inc. (a development stage company) as of May 31, 2001 and the related statements of operations and accumulated deficit, changes in stockholders' equity, and cash flows for the period May 26, 2000 (date of inception) to May 3 1, 200 1. These financial statements are the responsibility of the Company's management. My responsibility is to express an opinion on these financial statements based on my audit.

I conducted the audit in accordance with generally accepted auditing standards. Those standards require that I plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. I believe that my audit provides a reasonable basis for my opinion.

In my opinion, the financial statements referred to above present fairly, in all material respects, the financial position of RBJ, Inc as of May 31, 2001 and the results of its operations and accumulated deficit, changes in stockholders' equity, and cash flows for the period from May 26, 2000 (date of inception) to May 31, 2001 in conformity with generally accepted accounting principles.

The accompanying financial statements have been prepared assuming that the Company will continue as a going concern. As shown in the financial statements, the Company has incurred net losses since its inception. The Company's financial position and operating results raise substantial doubt about its ability to continue as a going concern. Management's plan regarding those matters also are described in Note 1. The financial statements do not include any adjustments that might result from the outcome of this uncertainty.

Thomas Bauman, C.P.A.
July 5, 2001
RBJ, INC.
(A Development Stage Company)
BALANCE SHEET
MAY 31, 2001

ASSETS

Current Asset

	Cash (Note 2)						$ 36,168

Property and Equipment, at cost, less accumulated
	depreciation of $13,016 (Note 2)			  78,093

Security Deposits (Note 5)					  18,324
 								  ------
TOTAL ASSETS						       $ 132,585
						                 =======
LIABILITIES AND STOCKHOLDERS' EQUITY

Current Liabilities

	Accrued expenses                                       $   6,644
			                                           -----
		Total Liabilities		                   6,644
                                                                   =====

Stockholders' Equity (Deficit)

	Common Stock - $.20 par value - 10,000,000
		shares authorized, 4,512,500 shares
		issued and outstanding		                 902,500
				                                 -------

	Deficit accumulated during developmental stage		(776,559)
				                                ---------

		Total Stockholders' Equity (Deficit)		 125,941
                                    				 -------

TOTAL LIABILITIES AND STOCKHOLDERS'
	EQUITY (DEFICIT)                                       $ 132,585
                                                                 =======




See accompanying notes to financial statements
See Accountant's Audit Report
-2-


RBJ, INC.
(A Development Stage Company)
STATEMENT OF OPERATIONS AND ACCUMULATED DEFICIT
For the period May 26, 2000 (date of inception) to May 31, 2001




Revenues		$ 	-0-

General and Administrative Expenses
	Development costs (Note 3)		       501,325
	Professional fees		                55,200
	Rent (Note 5)		                        61,737
	Travel and Entertainment		        43,390
	Auto		                                39,955
	Licensing and Registration	           	16,992
	Depreciation		                        13,016
	Insurance		                        12,311
	Office		                                32,633
			                                ------


Total General and Administrative Expenses	    $  776,559
		                                       -------
Deficit accumulated during the
	development stage - May 31, 2001	    $  776,559
		                                       =======

Net loss per share		                        (0.17)




See accompanying notes to financial statements.
See Accountant's Audit Report
-3-


RBJ, INC.
(a Development Stage Company)
STATEMENT OF CHANGES IN STOCKHOLDERS' EQUITY
For the period May 26, 2000 (date of inception) to May 31, 2001




                                   Common	  Accumulated 	Number of
	                           Stock  	  Deficit    	Shares

Balance as of May 26, 2000	$ 	-0-	$	-0-	-0-

Issuance of Common Stock	    902,500	        	4,512,500

Net Loss		                        $ (776,552)
	                         -----------     ----------     ---------

Balance as of May 31, 2001	$  902,500	$ (776,559)     4,512,500
	                        ==========      ===========     =========



See accompanying notes to financial statements.
See Accountant's Report
-4-


RBJ, INC.
(A Development Stage Company)
STATEMENT OF CASH FLOWS
For the period May 26, 2000 (date of inception) to May 31, 2001


Cash Flows from Operating Activities                     $ ( 776,559)

Net Loss
Adjustments to reconcile net loss to
net cash used by operating activities:
Depreciation                                                  13,016
Increase (decrease) in liabilities:
Accrued expenses 	                                       6,644
Security Deposits	                                  (   18,324)

Net Cash Used By Operating Activities		                            (775,223)

Cash Flows from Investing, Activities:
	Payments for purchases of equipment               (   91,109)

Net Cash Used By Investing Activities                     (   91,109)

Cash Flows From Financing Activities:

	Issuance of Common Stock                             902,500
		                                             -------

Net Cash Provided by Financing Activities                    902,500
	                                                     -------


Net Increase in Cash                                           36,168

Cash at Beginning of Period                                       -0-
	                                                       ------

Cash at End of Period                                    $     36,168
	                                                 ============



See accompanying notes to financial statements
See Accountant's Audit Report
-5-

RBJ, INC.
NOTES TO FINANCIAL STATEMENTS
MAY 31, 2001



Note I - Nature of Business and Liquidity:

RBJ, Inc., (the "Company") was incorporated in the state of New York on May
26, 2000. The Company is a development stage company that is developing a registered broker-dealer channel for retailing operations in corporate debt securities, corporate equity securities, mutual funds and option contracts. The Company plans to engage selected technology and provide a competitive technology platform, as alternatives to considerably larger brand name brokerage operations.

The Company conducts business from its headquarters in Garden City, New York. The Company has not yet engaged in its expected operations. The future operations will be to merge with or acquire an existing company.

The Company is in the development stage and has not yet acquired the necessary operating assets, nor has it begun any part of its proposed business. While the Company is negotiating with prospective personnel and potential customer distribution channels, there is no assurance that any benefit will result from such activities. The Company will not receive any operating revenues until the commencement of operations, but will continue to incur expenses until then. From its inception through May 3 1, 200 1, there has been no revenue earned and the Company has incurred substantial losses from operations, which have amounted to approximately $775,000. These losses have been funded solely by capital contributions for common stock. Management believes that currently available funds will not be sufficient to sustain the Company at present levels for the next 12 months. The Company's ability to continue as a going concern is dependent on funding from outside parties, and cash inflows to be generated from the Company's revenue sources. The level of realization of funding from the Company's revenue sources is presently uncertain. If the revenue sources do not generate sufficient cash, or if a merger is not executed, management believes additional working capital financing must be obtained. There is no assurance any such financing is or would become available. In the event that funding is insufficient, the Company would have to substantially cut back its level of spending which could substantially curtail the Company's operations. Operations are expected to commence in August of 2001.




See Accountant's Audit Report
-6-

RBJ, INC.
NOTES TO FINANCIAL STATEMENTS
MAY 31, 2001




The accompanying financial statements have been prepared assuming that the Company will continue as a going concern, which contemplates continuity of operations, realization of assets and satisfaction of liabilities in the ordinary course of business. The propriety of using the going concern basis is dependent upon, among other things, the achievement of future profitable operations and the ability to generate sufficient cash from operations, public and private financings and other funding sources to meet its obligations. The uncertainties described in the preceding paragraphs raise substantial doubt at May 31, 2001 about the Company's ability to continue as a going concern. The accompanying financial statements do not include any adjustments relating to the recoverability and classification of the carrying amount of recorded assets or the amount and classification of liabilities that might result should the Company be unable to continue as a going concern.


Note 2 - Summary of Significant Accounting Policies:

Accounting Method

The Company's financial statements are prepared using the accrual method of accounting. The Company has elected a May 3 1st year-end.

Cash and Cash Equivalents

The Company considers all short-term, highly liquid investments that are readily convertible in to known amounts of cash and have original maturities of three months or less to be cash equivalents.


Start - UP Costs

Statement of Position 98-5 ("SOP 98-5"), "Reporting on the Costs of Start-Up Activities" provides guidance on the financial reporting of start-up costs and organization costs. It requires most costs of start-up activities and organization costs to be expensed as incurred.. SOP 98-5 is effective for fiscal years beginning after December 15, 1998. With the adoption of SOP 98-5, there has been little or no effect on the company's financial statements.




See Accountant's Audit Report
-7-

RBJ, INC.
NOTES TO FINANCIAL STATEMENTS
MAY 31, 2001


Loss Per Share

Net loss per share is provided in accordance with Statement of Financial Accounting Standards No. 128 (SFAS #128) "Earnings Per Share". Basic loss per share is computed by dividing losses available to common shareholders by the weighted average number of common shares outstanding during the period. Diluted loss per share reflects per share amounts that would have resulted if dilutive common stock equivalents had been converted to common stock. As of May 31, 2001, the Company had no dilutive common stock equivalents such as stock options.


Policy in Regards to Issuance of Common Stock in a Non-Cash Transaction

The Company's accounting policy for issuing shares in a non-cash transaction is to issue the equivalent amount of stock equal to the fair market value of the assets or services received.


Use of Estimates

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect certain reported amounts and disclosures. Accordingly, actual results could differ from those estimates.


Income Taxes

Income taxes are provided for using the liability method of accounting in accordance with Statement of Financial Accounting Standards No. 109 (SFAS #
109) " Accounting for Income Taxes." A deferred tax asset or liability is recorded for all temporary difference between financial and tax reporting. Deferred tax expense (benefit) results from the net change during the year of deferred tax assets and liabilities.


Property, Equipment and Depreciation

Property and equipment are stated at cost. Significant additions or improvements extending asset lives are capitalized; normal maintenance and repair costs are expensed as incurred. Depreciation is computed on the straight line method over seven years for financial reporting purposes.


See Accountant's Audit Report
-8-

RBJ, INC.
NOTES TO FINANCIAL STATEMENTS
MAY 31, 2001




Note 3 - Development Costs

Costs incurred to develop a multilingual Internet-based trading platform in accordance with NASD rules and regulations, as well as marketing techniques, electronic communications and financial operations, and strategic alliances with institutional investors, are expensed, as incurred, as development costs until technological feasibility is established. Based on the Company's development process, technological feasibility occurs upon the completion of a working model. The Company has not capitalized any software development costs to date.


Note 4 - Related Party Transactions

On December 29, 2000, the Company entered into a contract for the services of a business development consultant who also serves on the Board of Directors of the Company. The contract calls for compensation for services rendered in the form of common stock issued at twenty cents (.20) per share up to a maximum of 250,000 shares through December 31, 2001. Ownership of these shares, which can be held and registered in the name of any party at the discretion of the shareholder, will be converted one for one in the event of a merger with another company. At May 31, 2001, the related party held 125,000 shares at a value of $25,000.


Note 5 - Leases

The Company currently leases office and warehouse space at a monthly rate of $4,162 and $5,000 respectively. The leases are on a month-to-month basis and call for two months notice before vacating and two months security deposit each.


Note 6 - Income Taxes

There is no provision for income taxes for the period ended May 31, 2001, due to the net loss. The Company's total deferred tax asset as of May 31, 2001 is as follows:


Net operating loss carry forward	    $ 775,000
Valuation allowance	                      775,000
	                                    ---------
Net deferred tax asset	                    $     -0-
	                                    =========


See Accountant's Audit Report
-9-

RBJ, INC.
NOTES TO FINANCIAL STATEMENTS
MAY 31, 2001




Based on management's assessment, the Company has placed a valuation allowance against its otherwise recognizable deferred tax assets due to the likelihood that the Company may not generate sufficient taxable income during the carry forward period to utilize the net operating loss carry forwards.


At May 31, 2001, the Company has net operating losses for federal and state income tax purposes of approximately $775,000, which begin to expire in 202
1. The net operating losses can be carried forward to offset future taxable income. Utilization of the above carry forwards may be subject to utilization limitations, which may inhibit the Company's ability to use carry forwards in the future. As a result of net operating losses, the Company has not recorded a provision for income taxes.


Note 7 - Subsequent Events

In June 2001, the Company received additional equity financing of $66,000.




See Accountant's Audit Report
     						-10-